UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  June 24, 2025

Freshpet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 US-206 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  201 520-4000

1545 US-206
Bedminster, New Jersey 07921
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Freshpet, Inc. (the “Company”) held on June 24, 2025 (the “Effective Date”) the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2025 (the “Proxy Statement”). The final results for each proposal presented at the Annual Meeting are set forth below:

(1) Election of Directors. All nominees were elected to serve on the Board of Directors pursuant to the following votes:

DIRECTOR	FOR	AGAINST	ABSTAIN
Olu Beck	42,270,835	136,130	5,337
David B. Biegger	42,333,181	73,574	5,547
Daryl G. Brewster	41,479,013	927,807	5,482
William B. Cyr	42,322,771	83,951	5,580
Walter N. George III	41,923,668	483,281	5,353
Jacki S. Kelley	42,008,448	349,650	54,204
Lauri Kien Kotcher	42,019,746	338,339	54,217
Timothy R. McLevish	42,303,526	103,720	5,056
Leta D. Priest	41,828,469	578,471	5,362
Joseph E. Scalzo	42,377,914	28,840	5,548
Craig D. Steeneck	42,120,526	285,865	5,911
David J. West	42,342,347	64,527	5,428

There were 3,162,333 broker non-votes with respect to this matter.

(2) Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025 was ratified with the following votes:

FOR	AGAINST	ABSTAIN
45,338,498	229,633	6,504

There were no broker non-votes with respect to this matter.

(3) Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The executive compensation of the Company’s named executive officers was approved with the following non-binding advisory votes:

FOR	AGAINST	ABSTAIN
41,297,647	870,642	244,013

There were 3,162,333 broker non-votes with respect to this matter.

(4) Non-Binding Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation. The recommended frequency of future advisory votes on named executive officer compensation was every “1 year” pursuant to the following non-binding advisory votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
41,958,530	2,671	437,180	13,921

There were 3,162,333 broker non-votes with respect to this matter. In accordance with these results, and consistent with the recommendation of the Company's board of directors (the “Board”), the Board has determined that future advisory votes to approve the compensation of the Company's named executive officers will take place every year until the next advisory vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: June 24, 2025	By:	/s/ Todd Cunfer
Name: Todd Cunfer
Title: Chief Financial Officer